SYMETRA LIFE INSURANCE COMPANY
                Symetra Deferred Variable Annuity Account

                       Supplement to Prospectus
                   Supplement dated October 24, 2006
            to Prospectus dated May 1, 1998 as supplemented






On or about November 3, 2006, DWS Variable Series I: Money Market VIP shares will merge into DWS Variable Series II: DWS Money Market VIP shares. Accordingly, any reference to DWS Variable Series I: Money Market VIP in this prospectus is replaced with DWS Variable Series II: DWS Money Market VIP.

For Portfolio Operating Expense information for DWS Variable Series II: DWS Money Market VIP shares please refer to page 6 of the Prospectus/Proxy Statement dated September 1, 2006 sent to you by DWS Scudder.